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               UNITED STATES SECURITES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          ------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 6, 2004
                                                        ---------------
                       Commission File Number 1-11577

                            FALCON PRODUCTS, INC.

           (Exact name of registrant as specified in its charter)

                  DELAWARE                                43-0730877
       (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)              Identification Number)



      9387 DIELMAN INDUSTRIAL DRIVE                         63132
          ST. LOUIS, MISSOURI                            (Zip Code)
(Address of principle executive offices)




                               (314) 991-9200
            (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On April 6, 2004, Falcon Products, Inc. issued a press release announcing the completion of a $2.1 million private placement of 700,000 shares of its Common Stock at a sale price of $3.00 per share. The text of the press release, which is attached as Exhibit 99, is incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. See Exhibit Index.
                      --------





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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2004

                                       FALCON PRODUCTS, INC.


                                       By  /s/ Franklin A. Jacobs
                                          --------------------------------
                                       Franklin A. Jacobs
                                       Chairman and Chief Executive Officer





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                                EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99                         Press Release, dated April 6, 2004.